UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

August 15, 2005
(Date of report; date of
earliest event reported)

COMMISSION FILE NUMBER: 333-109950

WHOLESALE AUTO RECEIVABLES CORPORATION
SUPERIOR WHOLESALE INVENTORY FINANCING TRUST XII
(Exact name of registrant as specified in its charter)

DELAWARE	38-3082709
20-6596999
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

C/O GENERAL MOTORS ACCEPTANCE CORPORATION
200 RENAISSANCE CENTER
P.O. BOX 200 DETROIT, MICHIGAN
48265-2000
(Address of principal executive offices)
(Zip Code)

(313) 556-5000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS.

The term note interest distributed on August 15, 2005 from the July Servicer's Certificate, has been restated, resulting in an increase to the Class A, B, C, and D term note interest of $3,899.85, $398.05, $165.85, and $165.85 respectively from the Current Report on the Form 8K filed August 26, 2005. A copy of the Restated Servicer's Certificate is included as Exhibit 20 to this Current Report on Form 8K/A.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

EXHIBIT
NO.	DOCUMENT DESCRIPTION

20	Restated Monthly Servicing Report for the July 2005 Collection Period

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SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant certifies that it meets all of the requirements for this report to be signed on its behalf by the undersigned thereunto duly authorized.

SUPERIOR WHOLESALE INVENTORY FINANCING TRUST XII

		By:	GENERAL MOTORS ACCEPTANCE CORPORATION

(Administrator, not in its individual capacity but solely as Administrator on behalf of the Trust)

Dated:	January 30, 2006		/s/ Jerome B. Van Orman, Jr.

Jerome B. Van Orman, Jr.
Group Vice President — Finance and Chief Financial Officer of GMAC North American Operations

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INDEX TO EXHIBITS

EXHIBIT
NO.	Document Description

20	Restated Monthly Servicing Report for the July 2005 Collection Period